SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)



              Delaware                 333-28829                       9999
(State or Other Jurisdiction    (Commission      (Primary Standard Industrial
       Identification Number)     File Number)    Classification Code Number)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(800) 999-7535
(Address and telephone number of Principal Executive Offices)

Item 5.       Other Events

Description of the Notes and the Receivables Pool

	National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of Registration Statement, File No. 33-28829, in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1997-1 Trust Automobile Receivables-Backed Notes, Series 1997-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of June 29, 1997, between (i) National Auto Finance 1997-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of June 29, 1997 between Funding Trust, as depositor, and Wilmington Trust company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1997-1 Notes will be Secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of June 29, 1997 (the "Cut-off Date") of approximately $66,156,163.54 and certain additional Receivables to the extent purchased by the Trust on or prior to October 30, 1997 with funds deposited in a Pre-Funding Account in the amount of approximately $6,689,091.18.

Computational Materials

	First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.



              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date August 21, 1998.


              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated August 21, 1998.


National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
      21-Aug-98

                         Pre-
                 Pre-  Funding            Revol-
      Collect  Funding Reserve   Spread    ving      Cert     Trans-   Master
       Acct      Acct    Acct     Acct     Acct      Acct      feror   Servicer
   1          0       0       0  3,573,425      0           0        0         0
   2                  0       0     16,282      0           0        0         0

   3  2,171,106       0       0          0      0           0        0         0
   4          0       0       0          0      0           0        0         0
   5     11,552       0       0          0      0           0        0         0
   6          0       0       0          0      0           0        0         0
   7     -2,791       0       0          0      0           0    2,791         0
   8          0       0       0          0      0           0        0         0
   9    -11,552       0       0    -16,282      0           0   27,834         0
  10 -2,055,440       0       0          0      0   2,055,440        0         0
  11          0       0       0          0      0           0        0         0

  12   -112,876       0       0          0      0     112,876        0         0
  13          0       0       0          0      0           0        0         0
  14          0       0       0          0      0           0        0         0
  15          0       0       0          0      0           0        0         0
  16          0       0       0          0      0           0        0         0
  17          0       0       0    -52,672      0           0        0         0
  18          0       0       0          0      0           0        0         0
  19          0       0       0          0      0           0        0         0
  20          0       0       0          0      0           0        0         0
  21          0       0       0          0      0           0        0         0
  22          0       0       0          0      0           0        0         0
  23          0       0       0          0      0           0        0         0
  24          0       0       0          0      0           0        0         0
  25          0       0       0          0      0           0        0         0
  26          0       0       0          0      0           0        0         0
  27          0       0       0          0      0           0        0         0

  28          0       0       0          0      0           0        0         0
  29          0       0       0          0      0           0        0         0
  30          0       0       0  3,520,753      0   2,168,316   30,624         0
  31          0       0       0          0      0   2,168,316        0         0

   1Beginning Account Balances
   2Interest Income

    Collection Account
   3Lockbox Collections during the Collections Period
   4Add: Retransfer Amount received in respect of any Retransferred Contracts 5Add: Any income and gain from investments of funds in the Collection Account 6Add: Amts received from Transferor, Master Servicer or any Subservicer 7Less: Late Payment fees collected with respect to the Contracts on Deposit 8Less: Supplemental Servicing Fee
   9Less: Any income and gain on investments of deposits in Collection Account 10Less: Scheduled, Prepay and Liquidated Contract Principal
  11Less: Amounts deposited with respect to Retransferred Contracts

    Certificate Account
  12Add: Withdrawals from Collection Account
  13Add: Amounts received from the Transferor
  14Add: Amounts received from the Master Servicer or Subservicer
  15Add: Withdrawals from Revolving Account
  16Add: Withdrawals from the Pre-Funding Reserve Account
  17Less: Withdrawals from the Spread Account
  18Add: Cross Collateralization from 95-1 Trust
  19Add: Cross Collateralization from 98-1 Trust
  20Add: Proceeds of any Contracts or Property
  21Add: Any income and gain on investments of funds in the Certificate Account 22Add: Amounts received from Certificate Insurer
  23Add: Withdrawals from the Revolving Account or Pre-Funding Account
  24Less: Expenses of an Opinion of Counsel
  25Less: Expenses of Master Servicer or Transferor
  26Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 27Less: Pmts to Transferor w/ respect to Retransferred Contracts or property

    Pre-Funding Reserve Account
  28Less: Amount in excess of Required Deposit
  29Less: Amounts Distributed
  30Ending Account Balances
  31Available Amount to Certificate Holders

National Auto Finance 1997-1 Trust
    Monthly Servicer Certificate
              21-Aug-98
                                                            Cert
                                                          Account     Payment

Available Amount                                          2,168,316           0

Payments on Payment Date
      (i)  Servicing Fee                                    (84,762)     84,762
           NAFI Operating Depository Account
           First Union National Bank, Charlotte, NC
           Acct #2010000259454 - ABA 053000219

     (ii)  Trustee, Collateral Agent                         (3,000)      3,000
           and Custodial fees
           Harris Trust and Savings Bank

           and Custodian fees                                (4,000)      4,000
           Chase Manhattan Bank Delaware
           ABA #031100267
           A/C 910224013
           Attn:  Corporate Trust-Karen Garber x3366

    (iiia) Class A Interest                                (245,822)    245,822

    (iiib) Class A Principal                             (1,870,450)  1,870,450

     (iv)  Certificate Insurer                              (12,953)     12,953
           Financial Security Assurance
           Morgan Guaranty Trust
           Acct #000-33-345 ABA 021-000-238

      (v)  Collateral Agent (Spread Account)                 52,672     (52,672)
           Harris Trust and Savings Bank

     (va)  [Reserved]

     (vi)  Cross collateralization:  Due to 95-1                  0           0
           Harris Trust and Savings Bank
           1995-1 Certificate Account

     (vii) Transfer to 98-1 Trust Certificate Acct                0           0
           Harris Trust and Savings Bank
           1998-1 Certificate Account

    (viii) Unreimbursed expenses to the Standby Servicer          0           0

     (ix)  Unreimbursed expenses to the Transferor                0           0

      (x)  Class B Certificate Holders                            0           0
	     National Auto Finance Company, Inc.
	     First Union National Bank
	     Acct #000-33-345 ABA 021-000-238

Pursuant to section 3.17 of the Pooling and Service Agreement dated as of July 17,1997 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the
Collection Period        31-Jul-98

NATIONAL AUTO FINANCE COMPANY, INC.
as Master Servicer


Kevin G. Adams           01-Mar-99
Sr. Vice President

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Aug-98

                                                       1 Month      2 Months
(A) Portfolio Performance Tests:         Current:      Previous      Previous
                                         (yes/no)      (yes/no)      (yes/no)
Trigger Event  (Yes/No)                    yes           yes           yes

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             4,993,478    52,528,479     9.506%
1 Month Prior:              5,513,854    50,857,372    10.842%
Current:                    6,370,895    48,801,932    13.055%
                                                       11.134%

Maximum Delinquency Ratio                                    8.25%

                                                       Monthly        Annual
Gross Defaulted Contracts                              Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:               719,663    53,689,955     1.340%       16.085%
1 Month Prior:                636,543    51,692,926     1.231%       14.777%
Current:                      556,184    49,829,652     1.116%       13.394%
                                                        1.229%       14.752%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   18.00%
(iii)  Month 25 through the remainder of the transaction                  14.00%

                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               275,897    53,689,955     0.514%        6.166%
1 Month Prior:                334,087    51,692,926     0.646%        7.755%
Current:                      632,836    49,829,652     1.270%       15.240%
                                                        0.810%        9.721%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                    8.00%
(iii)  Month 25 through the remainder of the transaction                   6.00%


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Aug-98

                                                       1 Month      2 Months
(B) Insurance Agreement Event of Defaults              Previous      Previous
                                         Current:      (yes/no)      (yes/no)
Event of Default (Yes/No)                  yes            no            no

(1)         Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)         Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                       Monthly
Delinquencies                                        Delinquency
                        Delinquencies      ACPB         Ratio
2 Months Prior:             4,993,478    52,528,479         9.506%
1 Month Prior:              5,513,854    50,857,372        10.842%
Current:                    6,370,895    48,801,932        13.055%
                                                           11.134%

Maximum Delinquency Ratio                                   11.00%


(5)         The Default Rate average over the 3 previous Monthly
            Periods exceeds 25% for month 1 through 24,
             and 17% for the remainder of the transaction;


                                                       Monthly        Annual
Defaults                                               Default       Default
                           Defaults        ACPB          Rate          Rate
2 Months Prior:               719,663    53,689,955         1.340%       16.085%
1 Month Prior:                636,543    51,692,926         1.231%       14.777%
Current:                      556,184    49,829,652         1.116%       13.394%
                                                            1.229%       14.752%

Maximum Annualized Default Ratio
(i)  Month 1 through 24                                                   25.00%
(iii)  Month 25 through the remainder of the transaction                  17.00%


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
   21-Aug-98


(B) Insurance Agreement Event of defaults (Cont.)

(6) The Net Loss Rate averaged over the 3 previous Monthly Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                       Monthly        Annual
Losses                                                   Loss          Loss
                            Losses         ACPB          Rate          Rate
2 Months Prior:               275,897    53,689,955         0.514%        6.166%
1 Month Prior:                334,087    51,692,926         0.646%        7.755%
Current:                      632,836    49,829,652         1.270%       15.240%
                                                            0.810%        9.721%

Maximum Annualized Net Loss Rate
(i)  Month 1 through 24                                                   11.00%
(iii)  Month 25 through the remainder of the transaction                   8.00%


(7)         The Servicer Termination Events listed below:

    (i)     Failure to deposit funds as required under the              no
            Pooling and Servicing Agreement

    (ii)    Failure to deliver the Servicer's Certificate               no

   (iii)    Breach of Servicer covenants                                no

    (iv)    Bankruptcy or insolvency of the Servicer                    no

    (v)     Material breach of representations and warranties           no

    (vi)    Certificate Insurer has not delivered a                     no
            Servicer Extension Notice

   (vii)    Insurance Agreement Event of Default on                     no
            this or other transactions

   (viii)   Claim under the policy                                      no

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
  21-Aug-98


Class A Interest Schedule
           Opening Class A Principal Balance                         46,454,526
           Class A Interest Rate                                           6.35%
           30/360*Class A Interest Rate                                    0.53%
           Current Class A Interest  Distribution                        245,822
           Prior Class A Interest Arrearage                                    0
           Class A Interest Due                                          245,822

           Current Class A Interest Arrearage                                  0

Class A Principal Schedule

           Opening Class A Principal Balance                          46,280,208
           Principal Adjustment                             174,317   46,454,526
           Scheduled Principal                                           806,046
           Prepayments                                                   469,835
           Liquidated Contracts                                          779,558
           Less: Principal write-up adjustment                                 0
                                                                       2,055,440
           Retransfers                                                         0
                                                                       2,055,440

           Class A Share - 91%                                         1,870,450
           Remaining Prefunding Account Balance                                0
           Principal due to Class A                                    1,870,450

           Prepayment from Revolving Account                                   0
           Prepayment From Pre-Funding Account                                 0
           Prior Class A Arrearage                                             0

           Class A Principal Due                                       1,870,450

           Class A Principal Distribution                              1,870,450

           Current Class A Arrearage                                           0

Ending Class A Principal Balance after current Distribution           44,409,758


Servicing Fee Schedule

           Beginning Collateral Balance                              50,857,372
           Annual Servicing Rate                                           2.00%
           Prior Servicing Fee Arrearage                                       0
           Current Servicer Fee                                           84,762
           Servicer Fee Due                                               84,762
           Servicer Fee Paid                                              84,762
           Current Servicing Fee Arrearage                                     0


National Auto Finance 1997-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


Trustee Fee Schedule

Annual Trustee Fee                                                            0
Corporate Trust Fee									  3,000
Annual Administration Fee								  4,000
Trustee Fee Due                                                           7,000
Current Trustee Fee Arrearage                                                 0



Certificate Insurer Schedule

Ending  Class A Balance                                              44,409,758
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.50%
Certificate Insurer Fee                                                  12,953


Pre-Funding Account

Opening Balance                                                                0
Monthly Originations X 91%                                                     0
Withdrawal From Pre-Funding Account                                            0
Prepayment associated w/ end of Pre-Funding Period                             0
Closing Balance                                                                0



Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0
Amount Transferred to Certificate Account                                     0
Prepayment Associated w/ Release from Revolving Acct                          0
Ending Balance


Spread Account

Initial Collateral Balance                                           66,891,200
Opening Spread Account Balance                                        3,573,425
Less Interest Earned                                                    (16,282)
Opening Spread Account Balance                                        3,573,425
Required Balance Spread Account                                       3,573,425
Required Deposit to Spread Account                                            0
Less: FSA Fee Arrearage			                                    (12,953)
Less: Class A Principal Arrearage							(39,719)
Ending Spread Account Balance                                         3,520,753


Cap                                                                   3,573,425

Floor                                                                44,409,758
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
    21-Aug-98


Class A Certificate Factor

                                       Current Class A Balance       44,409,758
                                       Initial Class A Balance       66,891,200

                                       Certificate Factor:           0.66391032



Aggregate Contract Principal Balance                                 48,801,932

Class A Balance                                                      44,409,758
Less: Prefunding Account                                                      0
 Receivable backed Certificates                                      44,409,758

A Investor Percentage                                                     91.00%


July 31, 1998

Weighted Average Coupon                                                   19.14%

Weighted Average Maturity                                                 40.73


National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Aug-98


Beginning of Transaction           07/21/97
Payment Date                       08/21/98
Month of Transaction                      13
Period Ended                       07/31/98

Collection Account
Beginning Balance                                                          0.00
Collections during the Collections Period                           2,171,106.32
Retransfer Amt received in respect of any Retransferred Contracts          0.00
Any income & gain from investments of funds in the Collection Acct    11,552.11
Amts received from Transferor, Master Servicer or Subservicer              0.00

Late Payment Fees collected w/ respect to the Contracts on Deposit     2,790.61
Supplemental Servicing Fee                                                 0.00
Amounts deposited with respect to  Retransferred Accounts                  0.00
Scheduled Principal                                                  806,046.29
Prepayments                                                          469,835.33
Recoveries                                                           146,722.20

Certificate Account
Amounts received from the Transferor                                       0.00
Amounts received from the Master Servicer or Subservicer                   0.00
Withdrawals from the Pre-Funding Reserve Account                           0.00
Withdrawals from the Spread Account                                        0.00
Proceeds of any Contracts or Property                                      0.00
Any income & gain on investments of funds in the Certificate Acct          0.00
Amounts received from Certificate Insurer (Claims to FSA)                  0.00

Expenses of an Opinion of Counsel                                          0.00
Expenses of Master Servicer or Transferor                                  0.00
Pmts to the Master servicer of Insurance and Liquidation Proceeds          0.00
Pmts to the Transferor w/ respect to Retransferred Contracts or prop       0.00

Pre-Funding Reserve Account
Beginning Balance                                                          0.00
Amount in excess of Required Deposit                                       0.00
Interest Income                                                            0.00

Certificate Insurer
Is there a claim on the policy in the current month,                No
or has there ever been a claim?

Revolving Account
Beginning Balance                                                          0.00
Transfers                                                                  0.00
Over 3.0 Million Principal
Remaining balance due to Investors                                         0.00
Interest Income                                                            0.00

Pre-Funding Account
Beginning Balance                                                          0.00
Interest Income                                                            0.00


Spread Account
Beginning Balance                                                   3,573,425.05
Interest Income                                                       16,281.60

National Auto Finance 1997-1 Trust
Monthly Servicer Certificate
21-Aug-98


Number of loans currently owned by Trust                                  4,773

Initial Collateral Balance                                           66,891,200

New Originations Transferred to Trust                                         0


Initial Certificate Account Balance                                           0

Previous Servicing Fee Arrearage                                              0

Previous Trustee, Collateral Agent,                                           0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                           0

Unreimbursed expenses to the Trustee                                          0

Unreimbursed expenses to the Master Servicer                                  0

Unreimbursed expenses to the Standby Servicer                                 0

Unreimbursed expenses to the Transferor                                       0


Opening Class A Principal Balance                                    66,891,200
Prior Class A Principal Arrearage                                             0



                                             1 Month     2 Months    3 Months
                                  Current      Prior       Prior       Prior

30+ Days Past Due                 4,508,461  3,934,811    3,576,723   3,162,997
60+ Days Past Due                 1,255,673    838,242      609,336     890,423
90+ Days Past Due                   606,762    740,801      807,419     946,707
Delinquent (30+ days past due)    6,370,895  5,513,854    4,993,478   5,000,128

Current Month Repos                 146,921    263,813      497,760     327,073
New over 90 Days                    409,263    372,730      221,903     267,795
Defaults                            556,184    636,543      719,663     594,868

Liquidated Contracts
  Repos > 90 Days                   130,498    121,621       79,813     145,502
  Closed Repo's                     257,896    321,647      570,185     649,080
  Past Due > 120 Days                57,101     48,934            0           0
  Chapter 13 Bankruptcy             334,063          0            0           0
  Net Liquidated Accounts           779,558    492,202      649,998     794,582

Recoveries - net of expenses        146,722    158,115      374,101     372,126

Net Losses                          632,836    334,087      275,897     422,456

ACPB                             48,801,932 50,857,372   52,528,479  54,851,431


Principal Paid

                      08/21/97               1,032,777
                      09/21/97               1,133,973
                      10/21/97               1,202,786
                      11/21/97               1,480,428
                      12/21/97               1,705,033
                      01/21/98               1,902,337
                      02/21/98               1,956,688
                      03/21/98               2,070,659
                      04/21/98               2,382,139
                      05/21/98               2,109,578
                      06/21/98               2,113,886
                      07/21/98               1,520,708

                                            20,610,992



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Name: Keith B. Stein
                           Secretary

Dated:        July 31, 1998